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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21582

Madison Covered Call & Equity Strategy Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI 53711
(Address of principal executive offices)(Zip code)

Steven J. Fredricks
Madison Legal and Compliance Department

550 Science Drive
Madison, WI 53711
(Name and address of agent for service)

Registrant's telephone number, including area code: 608-274-0300

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Annual Report
December 31, 2020

Madison Funds®

MADISON COVERED CALL &
EQUITY STRATEGY FUND (MCN)
Active Equity Management combined with a Covered Call Option Strategy

Beginning March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we will no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies from the Fund or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website and we will notify you by mail each time a report is posted and provide you with a website link to access the report. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at www.computershare.com/investor (for shares held directly with our transfer agent, Computershare).

You may elect to receive all future reports in paper free of charge by calling Computershare at (877) 373-6374 if you hold shares direct. If your fund shares are held through a financial intermediary, please contact them directly to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2020

Table of Contents

Management‘s Discussion of Fund Performance	2
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights for a Share of Beneficial Interest Outstanding	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	21
Other Information	22
Trustees and Officers	27
Dividend Reinvestment Plan	30

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2020
Management‘s Discussion of Fund Performance (unaudited)
Covered Call strategies, by their nature, are defensive. They are structured to knowingly sacrifice a portion of upside growth potential in order to provide additional downside protection. The Madison Covered Call & Equity Strategy Fund pursues these strategies by owning a very high-quality portfolio of individual equities and selling equity call options on the portfolio holdings. The Fund provides a total return platform which seeks capital appreciation and a high distribution rate which is primarily sourced from selling call options and realizing capital gains on the underlying portfolio. It is a relatively concentrated, actively managed portfolio providing a defensive way to participate in U.S. equity markets.
What happened in the market during 2020?
2020 was obviously an extremely challenging year for much of the global population. From COVID-19 and the subsequent and ongoing global economic shutdown, to social unrest, and an increasingly divided and contentious political environment, the scale of uncertainty has been significantly elevated. Yet despite all of this, the S&P 500 had a very strong year, up 18.4% and ended the year at all-time highs. Economically speaking, I think we all would be content to get back to pre-COVID-19 levels, but we believe that even with initial vaccines being distributed, it will be at least the better part of 2021 until we can hope for a return to normalcy. Equities and equity markets are forward-looking entities and look beyond the current shortfalls. However, the S&P 500 ended the year more than 11 % higher than the pre-COVID peak in February. I think most would agree that even with a quick vaccine response and a faster opening of the global economy, we would struggle just to get back to where we were, let alone 11% better off than that. At some point we hope to get there and begin growing again but it is likely to take longer than it appears the market is expecting. The ongoing wildcard, of course, is government stimulus and Federal Reserve money creation. More short-term stimulus could result in the market maintaining its sugar high but at the first inkling that stimulus is pulling back, watch out below. The market is clearly very expensive, however, we believe valuations don’t matter much right now. At some point, they will matter again and unfortunately, when that day comes, the market will reset, and it will be yet another challenge to confront.
How did the Fund perform given the marketplace conditions during 2020?
For the year ending December 31, 2020, on a Net Asset Value (NAV) basis, MCN gained 7.72%, compared to the -2.8% return of the CBOE S&P BuyWrite Index (BXM). The CBOE S&P BuyWrite Index represents the passive version of a covered call equity strategy. The S&P 500 advanced 18.4% during the full year. On a share price basis, MCN gained 15.22%. The Fund’s share price discount to the NAV narrowed to 4.8% at year end from a year ago level of 9.8%. Over the course of the full year, the discount to NAV averaged 11.4%. MCN distributed $0.72 per share for the full year, on par with the 2019 distribution level. Using year-end values, the Fund’s yield was 10.2% on NAV or 10.7% on market price.
Following the market decline in February-March 2020, the overall market rose steadily for the remainder of the year with only a few minor hiccups which were primarily due to concerns about a COVID 2nd wave. In fact, from the market lows in March, the S&P 500 rallied more than 70%. The large FANG stocks continued to lead the market higher as investors, lacking

Cumulative Performance of $10,000 Investment

Average Annual Total Return (%) through December 31, 2020*
	1 yr	5 yr	10 yr
NAV	7.72%	6.02%	5.61%
Market	15.22%	8.89%	6.89%
*The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Past performance is not predictive of future results.

MCN | Madison Covered Call & Equity Strategy Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2020
investment alternatives, poured money into passive index vehicles with positive influence on the largest index holdings. However, industrial and commodity cyclical sectors shared the leadership role as the rally progressed due to growing expectations of renewed global growth. Commodities were also supported by a steadily deteriorating U.S. dollar. While the Fund was minimally exposed to FANG stocks, it did benefit greatly from more exposure to cyclicals during the year. It was also positively impacted from exposure to gold-related holdings which rallied strongly in the initial months of the rally but cooled going into year end. During the 4th quarter, election-related uncertainty was significantly reduced despite ongoing rhetoric and unresolved Senate control. That, along with news of vaccine approvals, resulted in a very strong year-end rally.

The Volatility Index (VIX) began the year at relatively subdued levels as the overall market continued its previous rally mode. However, as the COVID crisis began impacting markets in late February, volatility spiked higher with the VIX hitting all-time highs in mid-March. With the market rallying for much of the remainder of the year, volatility subsided but remained relatively high. While the average level of the VIX topped 29 for the full year compare to 15.4 in 2019, the 2nd half of 2020 still had the VIX averaging above the 25 level. Given the sustained concerns about COVID and the timing of an economic rebound, volatility is likely to remain elevated over the near term. This, of course, supports an attractive environment for option pricing.
As the markets surged in the 2nd half of the year, option assignments were particularly common as stock prices easily moved beyond option strike prices. As such, cash levels typically rose following option expiration periods. Cash levels were reinvested in a thoughtful, opportunistic manner which periodically resulted in short term higher cash levels. Given the strong market surge late in the year and concerns about valuations, cash levels have remained relatively high. Over the full year, cash levels averaged approximately 20% and given the strong market performance, resulted in a headwind to Fund performance. Call option coverage was consistently between 75% and 80% over the full year. Relative to the unhedged market, this created an obstacle in capturing more of the strong upside, however, this is a characteristic of the strategy and the Fund did outperform the more comparable hedged benchmark by a very wide margin.
On a net basis, sector allocation detracted from relative performance to the S&P 500. The most significant headwinds were the Fund’s underweight position in the market leading Technology sector and overweight in the Energy sector. Much of the negative impact occurred early in the year as the Technology sector outperformed strongly pre-COVID and was less affected during the COVID driven downturn. However, later in the year, a rotation towards cyclical and commodity related sectors was positive for the fund as the Energy, Materials, Industrial and Financial sectors took over leadership positions.
Individual stock performance was very strong and was additive to overall relative performance despite the nature of covered call writing which typically caps upside participation. As investors generally looked to a post-COVID environment, industrial and commodity cyclicals came into focus after a long stint of disdain in a trade war dominated period. Top contributors to the Fund’s performance during the full year came primarily from companies geared to a rebuilding of the global economy. Natural gas produced Range Resources was the top contributor as gas prices firmed on constrained supply and an outlook for improving demand. While the Energy sector was volatile during the year, the Fund’s holdings were generally additive to performance as oil prices bounce off historically low levels. Freeport McMoran also performed strongly as the outlook for copper demand rose. FedEx gained on improved operating performance and a strong environment for consumer activity. Gold related holdings were also positive contributors, more so earlier in the year, as the commodity price moved higher and the U.S. dollar moved lower. T-Mobile, which has been a very strong longer term holding, also was very additive on continued positive operating results and market share gains. Weaker areas of performance were typical in the Health Care arena with companies such as Gilead and Baxter International lagging most. Within the Consumer Discretionary sector, although T-Mobile was a bright spot, weaker performance came from Discovery and Lumen Technologies.

MCN | Madison Covered Call & Equity Strategy Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2020

Describe the Fund’s portfolio equity and option structure:
As of December 31, 2020, the Fund held 36 equity securities and unexpired covered call options had been written against 84.8% of the Fund’s stock holdings. It is the strategy of the Fund to write “out-of-the-money” call options, and, as of December 31, 2020, 74% of the Fund’s call options (29 of 39 different options) remained “out-of-the-money”. (Out-of-the-moneymeans the stock price is below the strike price at which the shares could be called away by the option holder.) On average, the call options in the Fund were 3.8% out-the-money at year end with an average time to expiration of 35 days.
Which sectors are prevalent in the Fund?
From a sector perspective, MCN’s largest exposure as of December 31, 2020 was to the Information Technology sector, followed by Materials (53% of which was gold-related), Financials, Energy and Health Care. The most significant divergences from the sector weightings of the S&P 500 were over-weightings in the Materials, Energy and Financials, and under-weightings in the Information Technology, Communications Services and Consumer Discretionary sectors.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 12/31/20
Communication Services	5.9%
Consumer Discretionary	8.0%
Consumer Staples	7.5%
Energy	9.5%
Investment Companies	2.6%
Financials	10.2%
Health Care	9.4%
Industrials	4.1%
Information Technology	11.4%
Materials	11.2%
Short-Term Investments	18.2%
Utilities	2.0%
Discuss the Fund’s security and option selection process:
The Fund is managed by primarily focusing on active stock selection before adding the call option overlay utilizing individual equity call options rather than index options. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management of the equity and option strategies provides investors with an innovative, risk-moderated approach to equity investing. The Fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the “beat the street” mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability, and predictability to our shareholders.
Once we have selected attractive and solid names for the Fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.
5

MCN | Madison Covered Call & Equity Strategy Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2020
Discuss how risk is managed through the Fund’s investment process:

Risk management is a critical component of the investment manager’s overall philosophy and investment process. The primary means for managing risk are as follows:
1. Focus on the underlying security. The manager’s bottom-up stock selection process is geared toward investing in companies with very strong fundamentals including market leadership, balance sheet strength, attractive growth prospects, sustainable competitive advantages, predictable cash flows, and high-quality management teams. Purchasing such companies at attractive valuations is vital to providing an added margin of safety and the manager’s “growth-at-a-reasonable-price” (GARP) philosophy is specifically tuned to such valuation discipline.
2. Active covered call writing. The manager actively sells (writes) individual equity call options on equities that are owned by the Fund. The specific characteristics of the call options (strike price, expiration, degree of coverage) are dependent on the manager’s outlook on the underlying equity and/or general market conditions. If equity prices appear over-valued due to individual company strength or surging markets, the manager may choose to become more defensive with the Fund’s option strategy by selling call options that are closer to the current equity market price, generating larger option premiums which would help defend against a market reversal. The manager may also sell call options on a greater percentage of the portfolio in an effort to provide for more downside protection. Following a market downturn, the manager may sell options further out of the money in order to allow the fund to benefit from a market recovery. In such an environment, the manager may also determine that a lesser percentage of the portfolio be covered by call options in order to participate in market upside more fully.
3. Cash management and timing. Generally, the manager believes that the Fund should be fully invested under normal market conditions. A covered call strategy is rather unique relative to most equity portfolios as the short-term nature of call options can lead to the assignment or sale of underlying stock positions on a fairly regular basis. As a result, the Fund’s cash levels are likely to frequently fluctuate based on the characteristics of the call options and the market conditions. The thoughtful reinvestment of cash levels adds a layer of risk management to the investment process. This is most evident following a strong surge in equity prices above the strike prices of call options written against individual stocks in the fund (call options move in-the-money). This could lead to a larger than normal wave of stock sales via call option assignment which would increase the fund’s cash position following a period of very strong stock. Given the manager’s disciplined focus on purchasing underlying securities at appropriate valuation levels, the immediate reinvestment of cash may be delayed until market conditions and valuations become more attractive. If market conditions continue to surge for a period of time, the Fund may underperform due to higher-than-normal cash levels, however, it is the manager’s belief that maintaining a strong valuation discipline will provide greater downside protection over a full market cycle.
What is the management’s outlook for the market and Fund in 2021?
As we now know the make-up of Congress, the markets craving for more short-term stimulus appears to be more achievable. However, even if more stimulus is in the cards, it ultimately has to transition into real spending and investment. That may continue to be hampered until the pandemic is more in control. In the meantime, we expect more volatility as expectations and reality conflict. While we do see a light at the end of the tunnel, our primary concern is the level to which the market is already discounting a return to normalcy. We are concerned that if we experience setbacks in the virus progression or vaccine uptake, that economic growth expectations may have to be reset. Even if all goes as well as possible, the economy, jobs, small businesses, etc. will not bounce back immediately. There will be a period of rebuilding and healing to just get back to where we were last February. We see this occurring in fits and starts and as a result, we believe the market may also suffer from fits and starts. Visibility is improving somewhat but is not fully clear. As such, we believe it prudent to remain conservatively positioned while being fully prepared to take advantage as opportunities arise.

MCN | Madison Covered Call & Equity Strategy Fund | Management’s Discussion of Fund Performance (unaudited) - concluded | December 31, 2020

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 12/31/20
Berkshire Hathaway Inc.	3.7%
General Motors Co.	3.3%
Microsoft Corp.	3.2%
Archer-Daniels-Midland Co.	3.1%
CVS Health Corp.	3.1%
Fiserv Inc.	3.1%
Range Resources Corp.	3.1%
PayPal Holdings Inc.	2.8%
Discovery Inc.	2.9%
Amazon.com Inc.	2.7%
INDEX DEFINITIONS
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Chicago Board Options Exchange (CBOE) Market Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30-day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.
The CBOE S&P 500 Buy/Write Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) call options of one-month duration against those positions.
Past performance is no guarantee of future results.
The Fund’s distribution policy did not have a material impact on its investment strategy during the last fiscal year. To the extent distributions were paid by returning capital, the Fund’s per share net asset value was reduced by (0.22) in 2020.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2020
Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 82.4%
Communication Services - 6.2%
Alphabet Inc., Class C * (A)	1,500	$ 2,627,820
CenturyLink Inc.	214,000	2,086,500
Discovery Inc., Class C * (A)	170,100	4,454,919
		9,169,239
Consumer Discretionary - 8.3%
Amazon.com Inc. * (A)	1,300	4,234,009
General Motors Co. (A)	121,600	5,063,424
TJX Cos. Inc./The (A)	45,000	3,073,050
		12,370,483
Consumer Staples - 7.8%
Archer-Daniels-Midland Co. (A)	94,000	4,738,540
JM Smucker Co./The (A)	31,700	3,664,520
PepsiCo Inc. (A)	21,000	3,114,300
		11,517,360
Energy - 9.9%
Apache Corp. (A)	95,300	1,352,307
Baker Hughes Co. (A)	141,100	2,941,935
Canadian Natural Resources Ltd. (A)	125,700	3,023,085
EOG Resources Inc. (A)	35,000	1,745,450
Range Resources Corp.	717,000	4,803,900
Transocean Ltd. * (B)	345,000	796,950
		14,663,627
Financials - 10.6%
Bank of America Corp. (A)	128,000	3,879,680
Berkshire Hathaway Inc., Class B * (A)	24,800	5,750,376
JPMorgan Chase & Co. (A)	23,000	2,922,610
Regions Financial Corp. (A)	194,900	3,141,788
		15,694,454
Health Care - 9.7%
AmerisourceBergen Corp. (A)	32,000	3,128,320
Baxter International Inc. (A)	43,000	3,450,320
CVS Health Corp. (A)	70,800	4,835,640
Gilead Sciences Inc. (A)	52,100	3,035,346
		14,449,626
Industrials - 4.3%
3M Co. (A)	18,000	3,146,220
General Dynamics Corp. (A)	22,000	3,274,040
		6,420,260
Information Technology - 11.9%
Fiserv Inc. * (A)	41,500	4,725,190
Microsoft Corp. (A)	22,000	4,893,240
PayPal Holdings Inc. * (A)	20,000	4,684,000
Visa Inc., Class A (A)	15,000	3,280,950
		17,583,380
Materials - 11.6%
Alcoa Corp. * (A)	172,500	3,976,125
Barrick Gold Corp.	136,000	3,098,080
Franco-Nevada Corp. (A)	20,000	2,506,600
Newmont Corp. (A)	60,000	3,593,400
Steel Dynamics Inc. (A)	111,500	4,111,005
		17,285,210
Utilities - 2.1%
Entergy Corp. (A)	31,800	3,174,912
Total Common Stocks (Cost $147,352,380)		122,328,551

INVESTMENT COMPANIES - 2.6%
VanEck Vectors Gold Miners ETF (A)	110,000	3,962,200
Total Investment Companies (Cost $4,301,041)		3,962,200
SHORT-TERM INVESTMENTS - 18.9%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (C)	27,407,343	27,407,343
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08% (C) (D)	618,625	618,625
Total Short-Term Investments (Cost $28,025,968)		28,025,968
TOTAL INVESTMENTS - 103.9% (Cost $179,679,389**)		154,316,719
TOTAL CALL & PUT OPTIONS WRITTEN - (2.4%)		(3,561,337)
NET OTHER ASSETS AND LIABILITIES - (1.5%)		(2,280,320)
TOTAL NET ASSETS - 100.0%		$148,475,062

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $180,506,471.
(A)	All or a portion of these securities’ positions, with a value of $115,505,321, represent covers (directly or through conversion rights) for outstanding options written.
(B)	All or a portion of these securities, with an aggregate fair value of $571,610, are on loan as part of a securities lending program. See footnote (D) and Note 5 for details on the securities lending program.
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | Portfolio of Investments - concluded | December 31, 2020

Written Option Contracts Outstanding at December 31, 2020
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums (Received)	Unrealized Appreciation (Depreciation)
Call Options Written
3M Co.	$ 175.00	1/15/21	(180)	$(3,150,000)	$ (51,300)	$ (76,312)	$ 25,012
Alcoa Corp.	20.00	1/15/21	(865)	(1,730,000)	(281,125)	(47,007)	(234,118)
Alcoa Corp.	25.00	1/15/21	(475)	(1,187,500)	(18,050)	(51,025)	32,975
Alcoa Corp.	25.00	2/19/21	(385)	(962,500)	(51,975)	(50,532)	(1,443)
Alphabet Inc., Class C	1,800.00	1/15/21	(15)	(2,700,000)	(24,600)	(34,734)	10,134
Amazon.com Inc.	3,350.00	1/15/21	(13)	(4,355,000)	(47,190)	(76,945)	29,755
AmerisourceBergen Corp.	100.00	2/19/21	(320)	(3,200,000)	(105,600)	(109,282)	3,682
Apache Corp.	20.00	1/15/21	(475)	(950,000)	(3,325)	(39,668)	36,343
Archer-Daniels-Midland Co.	50.00	1/15/21	(442)	(2,210,000)	(48,620)	(53,173)	4,553
Archer-Daniels-Midland Co.	55.00	3/19/21	(498)	(2,739,000)	(32,370)	(24,384)	(7,986)
Baker Hughes Co.	21.00	1/15/21	(700)	(1,470,000)	(47,250)	(41,274)	(5,976)
Bank of America Corp.	26.00	1/15/21	(640)	(1,664,000)	(278,400)	(51,816)	(226,584)
Bank of America Corp.	31.00	2/19/21	(640)	(1,984,000)	(71,360)	(47,336)	(24,024)
Baxter International Inc.	85.00	1/15/21	(430)	(3,655,000)	(7,525)	(125,598)	118,073
Berkshire Hathaway Inc., Class B	230.00	3/19/21	(248)	(5,704,000)	(253,580)	(162,244)	(91,336)
Canadian Natural Resources Ltd.	25.00	1/15/21	(630)	(1,575,000)	(28,350)	(37,147)	8,797
CVS Health Corp.	72.50	2/19/21	(354)	(2,566,500)	(44,250)	(52,559)	8,309
CVS Health Corp.	75.00	5/21/21	(354)	(2,655,000)	(78,765)	(77,322)	(1,443)
Discovery Inc., Class C	27.50	2/19/21	(637)	(1,751,750)	(58,922)	(55,440)	(3,482)
Discovery Inc., Class C	27.50	3/19/21	(591)	(1,625,250)	(84,218)	(76,217)	(8,001)
Entergy Corp.	100.00	2/19/21	(318)	(3,180,000)	(112,890)	(61,576)	(51,314)
EOG Resources Inc.	55.00	2/19/21	(175)	(962,500)	(28,962)	(37,143)	8,181
Fiserv Inc.	120.00	2/19/21	(415)	(4,980,000)	(96,488)	(91,818)	(4,670)
Franco-Nevada Corp.	150.00	1/15/21	(200)	(3,000,000)	(1,500)	(68,541)	67,041
General Dynamics Corp.	160.00	1/15/21	(220)	(3,520,000)	(2,200)	(30,572)	28,372
General Motors Co.	43.00	1/15/21	(608)	(2,614,400)	(46,816)	(70,397)	23,581
General Motors Co.	45.00	3/19/21	(608)	(2,736,000)	(117,952)	(145,384)	27,432
Gilead Sciences Inc.	62.50	2/19/21	(521)	(3,256,250)	(70,596)	(52,909)	(17,687)
JM Smucker Co./The	120.00	2/19/21	(128)	(1,536,000)	(22,720)	(20,375)	(2,345)
JPMorgan Chase & Co.	125.00	1/15/21	(230)	(2,875,000)	(87,400)	(34,369)	(53,031)
Microsoft Corp.	225.00	1/15/21	(220)	(4,950,000)	(64,350)	(81,620)	17,270
Newmont Corp.	65.00	1/15/21	(531)	(3,451,500)	(13,540)	(55,203)	41,663
PayPal Holdings Inc.	210.00	1/15/21	(200)	(4,200,000)	(502,500)	(101,113)	(401,387)
PepsiCo Inc.	150.00	1/15/21	(210)	(3,150,000)	(26,985)	(33,063)	6,078
Regions Financial Corp.	16.00	1/15/21	(1,949)	(3,118,400)	(97,450)	(85,685)	(11,765)
Steel Dynamics Inc.	35.00	1/15/21	(1,115)	(3,902,500)	(264,813)	(107,680)	(157,133)
TJX Cos. Inc./The	67.50	1/15/21	(450)	(3,037,500)	(92,250)	(85,032)	(7,218)
VanEck Vectors Gold Miners ETF	38.00	2/19/21	(1,100)	(4,180,000)	(139,150)	(131,507)	(7,643)
Visa Inc., Class A	215.00	2/19/21	(150)	(3,225,000)	(156,000)	(79,343)	(76,657)
Total Options Written, at Value					$(3,561,337)	$(2,663,345)	$(897,992)

See accompanying Notes to Financial Statements.
6

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2020
Statement of Assets and Liabilities as of December 31, 2020

Assets:
Investments in unaffiliated securities, at fair value†§	$154,316,719
Receivables:
Dividends and interest	112,409
Total assets	154,429,128
Liabilities:
Payables:
Investments purchased	1,559,775
Upon return of securities loaned	618,625
Advisory agreement fees	101,122
Administrative services agreement fees	32,864
Due to Custodian	80,343
Options written, at value (premium received $2,663,345)	3,561,337
Total liabilities	5,954,066
Net assets	$148,475,062
Net assets consist of:
Common Stock/Shares:
Paid-in capital in excess of par	$175,562,632
Accumulated distributable earnings (loss)	(27,087,570)
Net Assets	$148,475,062

Capital Shares Issued and Outstanding (Note 9)	20,946,924
Net Asset Value per share	$ 7.09
†Cost of Investments in unaffiliated securities	$179,679,389
§Fair Value of securities on loan	$ 571,610

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2020
Statement of Operations For the Period Ended December 31, 2020

Investment Income:
Interest	$ 113,730
Dividends
Unaffiliated issuers	2,269,135
Less: Foreign taxes withheld/reclaimed	(31,087)
Income from securities lending	6,015
Total investment income	2,357,793
Expenses (Note 4):
Advisory agreement fees	1,125,496
Administrative services agreement fees	365,786
Trustee fees	14,861
Total expenses	1,506,143
Net Investment Income	851,650
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options purchased	11,325,132
Options written	(11,973,853)
Unaffiliated issuers	9,476,835
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options purchased	1,942,775
Options written	(702,327)
Unaffiliated issuers	(1,326,188)
Net Realized and Unrealized Gain on Investments	8,742,374
Net Increase in Net Assets from Operations	$ 9,594,024

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2020
Statements of Changes in Net Assets

	Year Ended 12/31/20	Year Ended 12/31/19
Net Assets at beginning of period	$153,962,823	$144,686,325
Increase (decrease) in net assets from operations:
Net investment income	851,650	1,736,475
Net realized gain	8,828,114	8,937,716
Net change in unrealized appreciation (depreciation)	(85,740)	13,684,092
Net increase in net assets from operations	9,594,024	24,358,283
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains)	(10,395,696)	(9,820,231)
Return of capital	(4,686,089)	(5,261,554)
Total distributions	(15,081,785)	(15,081,785)
Total increase (decrease) in net assets	(5,487,761)	9,276,498
Net Assets at end of period	$ 148,475,062	$153,962,823

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2020
Financial Highlights for a Share of
Beneficial Interest Outstanding

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value at beginning of period	$7.35	$6.91	$8.27	$8.41	$8.48
Income from Investment Operations:
Net investment income	0.04	0.08	0.10	0.09	0.03[1]
Net realized and unrealized gain (loss) on investments	0.42	1.08	(0.74)	0.49	0.62
Total from investment operations	0.46	1.16	(0.64)	0.58	0.65
Less Distributions From:
Net investment income	(0.50)	(0.47)	(0.51)	(0.55)	(0.46)
Return of capital	(0.22)	(0.25)	(0.21)	(0.17)	(0.26)
Total distributions	(0.72)	(0.72)	(0.72)	(0.72)	(0.72)
Net increase (decrease) in net asset value	(0.26)	0.44	(1.36)	(0.14)	(0.07)
Net Asset Value at end of period	$ 7.09	$ 7.35	$6.91	$8.27	$8.41
Market Value at end of period	$ 6.75	$ 6.63	$6.16	$7.72	$7.70
Total Return
Net asset value (%)[2]	7.72	17.39	(8.37)	7.14	7.92
Market value (%)[3]	15.22	19.83	(11.79)	9.77	14.51
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$148,475	$153,963	$144,686	$159,377	$162,087
Ratios of expenses to average net assets(%)	1.07	1.07[4]	1.17[4]	1.13[4]	1.06
Ratio of net investment income (loss) to average net assets (%)	0.61	1.15	0.75	1.13	0.38
Portfolio turnover (%)	128	114	114	152	134

[1]	Based on average shares outstanding during the year.
[2]	Total net asset value return is calculated based on changes in the net asset value per share for the year reported on. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value amount on the date of the distribution.
[3]	Total market value return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the dividend reinvestment plan. Total market value return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock.
[4]	Includes Board-approved expenses related to special and annual meetings that took place during the year. See Note 4.

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2020
Notes to Financial Statements
1. ORGANIZATION
Madison Covered Call & Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended, and the Securities Act of 1933, as amended.
The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing primarily in large and mid-capitalization common stocks that are, in the view of Madison Asset Management, LLC, the Fund’s investment adviser (the “Adviser”), selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Portfolio Valuation: Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), which are valued at the NASDAQ official closing price (“NOCP”). If no sale occurs, equities traded on a U.S. exchange or on NASDAQ are valued at the bid price. Options are valued at the mean between the best bid and best ask price across all option exchanges. Debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having longer maturities are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. Mutual funds are valued at their net asset value (“NAV”). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.
At times, the Fund maintains cash balances at financial institutions in excess of federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2020
Investment Transactions and Investment Income: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.
Distributions to Shareholders: The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from Generally Accepted Accounting Principles (“GAAP”). These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Distributions may also include a return of capital. Any net realized long-term capital gains are distributed annually to shareholders. The character of the distributions are determined annually in accordance with federal income tax regulations.
Recently Issued Accounting Pronouncements: In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. This ASU is effective for fiscal years beginning after December 15, 2019. The adoption of this ASU did not have a material impact on the financial statements and other disclosures.

In March 2020, the FASB issued ASU 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The adoption of the ASU is elective. At this time, management is evaluating the implications of these changes on the financial statements.
Covered Call and Put Options: An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).
The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.
When an option is written, a liability is recorded equal to the premium received. This liability for options written is marked-to-market on a daily basis to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options that expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
3. FAIR VALUE MEASUREMENTS
The Fund has adopted FASB applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2020
fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.
Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:
Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The valuation techniques used by the Fund to measure fair value for the year ended December 31, 2020, maximized the use of observable inputs and minimized the use of unobservable inputs.
There were no transfers between classifications levels during the year ended December 31, 2020. As of and during the year ended December 31, 2020, the Fund did not hold securities deemed as a Level 3.
The following is a summary of the inputs used as of December 31, 2020, in valuing the Fund’s investments carried at fair value:

Description	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/20
Assets:[1]
Common Stocks	$122,328,551	$ –	$ –	$122,328,551
Exchange Traded Funds	3,962,200	–	–	3,962,200
Short-Term Investments	28,025,968	–	–	28,025,968
	$154,316,719	$ –	$ –	$154,316,719
Liabilities:[1]
Options Written	$ (3,561,337)	$ –	$ –	$ (3,561,337)
[1]Please see the Portfolio of Investments for a listing of all securities within each category.

4. ADVISORY, ADMINISTRATIVE SERVICES AND OTHER EXPENSES
Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the supervision of the Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and interested trustees of the Fund. For these services, the Fund pays the Adviser an advisory fee, payable monthly, in an amount equal to an annualized rate of 0.80% of the Fund’s average daily net assets.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2020
Under a separate Administrative Services Agreement, the Adviser also provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary course of its business. Services to the Fund include: compliance services, custodial services, Fund administration services, Fund accounting services, and such other services necessary to conduct the Fund’s business. In addition, the Adviser shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, a fidelity bond, and directors and officers/errors and omissions insurance. In exchange for these services, the Fund pays the Adviser a service fee, payable monthly, equal to an annualized rate of 0.26% of the Fund’s average daily net assets. Not included in this fee and, therefore, the responsibility of the Fund are “excluded expenses” and “transitional expenses.” Excluded expenses consist of (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any borrowing costs, overdrafts or taxes the Fund may owe, etc.); or (iii) the costs associated with investment by the Fund in other investment companies (i.e., acquired fund fees and expenses). For fiscal year-end December 31, 2020, the Fund did not incur any extraordinary expenses.
Certain officers and Trustees of the Fund may also be officers, directors and/or employees of the Adviser or its affiliates. The Fund does not compensate its officers or Trustees who are officers, directors and/or employees of the Adviser or its affiliates. Prior to August 6, 2020, the fees for the Independent Trustees were included within the Administrative Services Agreement fee and totaled $22,139 and are included in the “Administrative services agreement fees,” line item on the Statement of Operations. Effective August 7, 2020, the Board of Trusteees approved the Independent Trustees fees to be a direct expense of the Fund which is included in the “Trustee fees” line item on the Statement of Operations for the period August 7, 2020 to December 31, 2020.
5. SECURITIES LENDING
The Board of Trustees has authorized the Fund to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to the Fund’s securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the Fund may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S.government securities, initially equal to at least 102% of the value of the domestic securities and 105% of non-domestic securities, based upon the prior days market value for securities loaned. The loaned securities and collateral are marked to market daily to maintain collateral at 102% of the total loaned portfolio. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The Fund does not have a master netting agreement.

Cash collateral received for securities on loan are reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is invested in U.S. treasuries or government securities. See below for fair value on loan and collateral breakout for fund and portfolio of investments for individual securities identified on loan.

	Fair Value	Cash Collateral*	Non-Cash Collateral*
Covered Call & Equity Strategy	$571,610	$618,625	$–
*Represents minimum 102% of the value of domestic securities and 105% of non-domestic securities on loan, based upon the prior days market value for securities loaned.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2020
6. DERIVATIVES
The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, and results of operations.
The following table presents the types of derivatives in the fund by location and as presented on the Statement of Assets and Liabilities as of December 31, 2020.

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Underlying Risk	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity	Options purchased*	–	Options written	$(3,561,337)
*Included in Investments in unaffiliated securities on Statements of Assets & Liabilities.
The following table presents the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020.

Statement of Operations	Underlying Risk	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Options Purchased	Equity	$11,325,132	$1,942,775
Options Written	Equity	(11,973,853)	(702,327)
Total		$ (648,721)	$1,240,448
The average volume (based on the open positions at each month-end) of derivative activity during the year ended December 31, 2020.

	Options Purchased Contracts(1)	Options Written Contracts(1)
Madison Covered Call & Equity Strategy Fund	512	16,658
(1) Number of Contracts
7. FEDERAL INCOME TAX INFORMATION
No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986 as amended, applicable to regulated investment companies and to make the requisite distribution to shareholders of taxable income, which will be sufficient to relieve it from all or substantially all federal income taxes.
Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At December 31, 2020, accumulated net investment loss of $14,230,135, and accumulated net realized gain of $9,544,047 was reclassified into the paid in capital account of the fund, to reflect permanent book and tax differences relating to distribution re-designations and return of capital distributions.
At December 31, 2020, the aggregate gross unrealized appreciation (depreciation) and net unrealized depreciation for all securities, as computed on a federal income tax basis for the fund were as follows:

Cost	$180,506,471
Gross appreciation	2,706,406
Gross depreciation	(28,896,158)
Net depreciation	$(26,189,752)
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and certain market-to-market investments.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2020
For the years ended December 31, 2020, and 2019, the tax character of distributions paid to shareholders was $8,698,635 ordinary income, $1,697,061 for long-term gain and $4,686,089 for return on capital for 2020 and $9,820,231 ordinary income and $5,261,554 return of capital for 2019.
As of December 31, 2020, the Fund had no distributable earnings on a tax basis.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. It is the Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate.
8. INVESTMENT TRANSACTIONS
During the year ended December 31, 2020, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $148,626,872 and $171,030,974 respectively. No long-term U.S. government securities were purchased or sold during the year.
9. CAPITAL
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 20,946,924 shares issued and outstanding as of December 31, 2020. Additionally, no capital stock activity occurred for the year ended December 31, 2020 and 2019, respectively.
In connection with the Fund’s dividend reinvestment plan, there were no shares reinvested for the year ended December 31, 2020 and 2019, respectively.
10. INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and therefore cannot be estimated; however, the Fund considers the risk of material loss from such claims as remote.
11. DISCUSSION OF RISKS
Equity Risk: The value of the securities held by the Fund may decline due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.
Option Risk: There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2020
As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.
Derivatives Risk: The risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations.

Industry Concentration Risk: To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.
Fund Distribution Risk: In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the SEC, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.
Cybersecurity Risk: The Fund is also subject to cybersecurity risk, which includes the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund.
Recent Market Events: U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. Uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - concluded | December 31, 2020
global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the funds and their shareholders.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risks, as well as lower market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Mid-Cap Company Risk: Mid-Cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Financial Leverage Risk: The Fund is authorized to utilize leverage through the issuance of preferred shares and/ or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of the NAV and market price of, and dividends on, the common shares than a comparable portfolio without leverage.

Additional Risks: While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.
12. IMPACTS OF COVID-19
The global outbreak of COVID-19 has disrupted financial markets and the prolonged economic impact is uncertain. The performance of the funds’ investments depends on future developments, including the duration and spread of the outbreak and the creation, distribution and efficacy of a vaccine. Events related to COVID-19 may result in further global economic disruption and market volatility which in turn may impact the value of each of the fund’s investments.
13. SUBSEQUENT EVENTS
Management has evaluated all subsequent events through the date the financial statements were available for issue. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in, the financial statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2020
Report of Independent Registered
Public Accounting Firm
To the Shareholders and Board of Trustees of Madison Covered Call & Equity Strategy Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Madison Covered Call & Equity Strategy Fund (the “Fund”), including the portfolio of investments as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Chicago, Illinois
February 24, 2021
We have served as the auditor of one or more Madison Investment Holdings investment companies since 2009.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2020
Other Information (unaudited)
Federal Income Tax Information. The Fund did not recognize qualified dividend income during the fiscal year ended December 31, 2020. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. For corporate shareholders, 23.28% of the dividends paid by the Fund qualifies for the dividends-received deduction.
Complete information regarding the federal tax status of the distributions received during the calendar year 2020 will be reported in conjunction with Form 1099-DIV.
Results of Shareholder Votes. The Annual Meeting of shareholders of the Fund was held on August 27, 2020. Shareholders voted on the election of one Class I Trustee to serve until the 2023 Annual Meeting of Shareholders. The number of shares of the Fund as of June 19, 2020, the “record date,” issued and outstanding and entitled to vote were 20,946,924.
Proposal 1. Election of Class I Trustee. Proposal 1 received the requisite votes and was approved. At the Annual Meeting, the holders of 18,840,653 shares (89.95%) were represented in person or by proxy, constituting a quorum. The Class I nominee for Trustee for election by shareholders received the following votes:

Fund’s Nominee	For	Withheld
Richard E. Struthers	17,977,519	863,134
Election of Board Trustee Nominees must be approved by the affirmative vote of a majority of the shares present in person at the Annual Meeting or represented by proxy and entitled to vote as long as a quorum is present. Abstentions (or “votes withheld”) have the same effect as a vote against the proposal, but broker non-votes have no effect on the outcome of the vote on the proposal. The Fund’s incumbent Trustee was re-elected.
Additional Information. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that from time to time, the Fund may purchase shares of its common stock in the open market at prevailing market prices.
This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.
Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the “Management’s Discussion of Fund Performance” are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.
Availability of Quarterly Portfolio Schedules. The fund file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-EX. Form NPORT-EX is available upon request to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. Form NPORT-EX may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Discussion of Contract Renewal Process and Considerations. At a meeting of the Board of Trustees (the “Board” or “Trustees”) of the Madison Covered Call & Equity Strategy Fund (the “Trust” or the “Fund”) held on August 8, 2020 (held in accordance with the SEC staff’s exemptive relief for certain in person meeting requirements), the Board, and by a separate

MCN | Madison Covered Call & Equity Strategy Fund | Other Information (unaudited) - continued | December 31, 2020
vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and Madison Asset Management, LLC (the “Adviser”).
In determining whether to approve the continuation of the Investment Advisory Agreement, the Adviser furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. The information provided to the Board included: (1) data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the Fund; and (4) information about the Adviser’s personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and independent legal counsel to the

Independent Trustees and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement with independent legal counsel in a private session at which no representatives of management were present. The Independent Trustees made a variety of additional inquiries regarding the written materials provided by the Adviser, and representatives of the Adviser discussed with the Independent Trustees each of those additional inquiries at the August 2020 meeting.
In approving the continuance of the Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided by the Adviser to the Fund; (2) the investment performance of the Fund; (3) the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
With regard to the nature, extent and quality of the services provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. The Board recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser discussed or otherwise presented their respective firms’ ongoing investment philosophies and strategies intended to provide investment performance consistent with the Fund’s investment objectives in a variety of market environments. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Adviser’s long history of providing advisory services to the Fund, as well as its proprietary investment company clients.
The Board also discussed the quality of services provided to the Trust by its transfer agent, fund administrator and custodian, as well as the various administrative services provided directly by the Adviser.
Based on their review of the information provided, the Board determined with respect to the Fund that the nature, extent and quality of services provided by the Adviser to the Fund were satisfactory.
With regard to the investment performance of the Fund, the Board reviewed current Fund performance information, as provided in the written Board materials. The Board discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. The Board recognized that the usefulness of comparative performance data as a frame of reference to measure the Fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the Fund, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors. The Trustees discussed the unique aspects of the securities markets applicable to particular funds so that the performance of any such funds could be reviewed in context. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers/

MCN | Madison Covered Call & Equity Strategy Fund | Other Information (unaudited) - continued | December 31, 2020
portfolio managers to the Fund or to a different investment strategy. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. They considered that a different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Trustees also noted that on a quarterly basis, they review detailed information for the Fund, including investment performance results, portfolio composition and investment philosophies, processes, and strategies. They also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. The Board noted the type of market and economic environments that favor the Fund’s strategies and discussed the Fund’s performance in such market environments. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons, which with respect to peer groups, followed the same methodology this year as the prior year. The Board also considered that sometimes, the Morningstar categories the Fund falls into do not precisely match a Fund’s investment strategy and philosophy.
Based on their review, the Board determined that, given the totality of the above factors and considerations, the Fund’s overall investment performance had been satisfactory.
With regard to the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from their relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in the Fund’s peer group with similar investment objectives. Like the performance comparisons described above, the expense comparisons followed the same methodology this year as last year in terms of peer group selection.

The Board noted that the Adviser or its affiliates, provided investment management services to other investment company and/or non-investment company clients and considered the advisory fees charged by the Adviser to the Fund and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Trustees gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require. They considered that, if the services rendered by the Adviser to one type of fund or client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser may act as either investment adviser or sub-adviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not typically performed for non-investment company clients.
The Trustees compared the Fund’s total expense ratio and advisory fee to those of comparable funds with similar investment objectives and strategies. The Board noted the simple expense structure maintained by the Trust, an advisory fee and a capped administrative “services” expense. The Board reviewed total expense ratios paid by other funds with similar investment objectives and asset size, recognizing that such a comparison, while not dispositive, was an important consideration
With regard to the administrative services provided by the Adviser under a separate administrative services agreement (the “Administrative Services Agreement”), the Board acknowledged that the Adviser is compensated for the administrative services it provides or arranges to provide to the Fund and that such compensation does not always cover all costs incurred

MCN | Madison Covered Call & Equity Strategy Fund | Other Information (unaudited) - continued | December 31, 2020
by the Adviser because the fee charged pursuant to the Administrative Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that some of the administrative, operational, regulatory or compliance fees or costs in excess of the fee charged under the Administrative Services Agreement are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of the Fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules. The Trustees also noted that effective as of the date of the meeting (August 8, 2020), the Administrative Services Agreement was amended to reflect that Independent Trustee compensation, including Lead Independent Trustee compensation, will no longer by paid by the Adviser from the services fees it receives pursuant to such agreement and will therefore be directly paid by the Fund. As part of its review of this change, the Board was provided with detailed information regarding the effect of such change on the Fund’s expense ratio and the Adviser’s profitability.
In reviewing costs and profits, the Board noted that for some smaller funds, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust as a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates were approximately $18.2 billion at the time of the meeting. As a result, although the fees paid by an individual fund at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.
In considering the renewal of contracts, the Board recognized that the obligations, responsibilities, and management considerations involved with being an investment adviser to a closed-end fund differ significantly from serving as an investment adviser to an open-end (mutual) fund. As such, the Board focused its attention on the total expense ratios of certain other closed-end funds with similar investment objectives. The Board determined that the Fund’s total expense ratio was reasonable based on such comparisons. The Board noted the stable discount to NAV for the Fund through the second quarter of 2020 with the discount floating around 12 percent.
Following its review, the Board concluded that the costs for services provided by, and the level of profitability to, the Adviser and its affiliates with respect to the Investment Advisory and Administrative Services Agreements were reasonable considering the services provided.
With regard to the extent to which economies of scale would be realized as the Fund’s assets increase, the Trustees recognized that at their current asset levels, it was premature to discuss any economies of scale not already factored into the compensation payable under existing

Investment Advisory and Administrative Services Agreements. The Board recognized that another method to help ensure the shareholders share in any economies of scale is to include breakpoints in the advisory fee schedules. Based on its review, the Board concluded that the current advisory fee schedule and administrative fee arrangements were appropriate and reflect economies of scale to be shared with shareholders when assets under management increase, as appropriate.
Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees had met previously and reviewed the written contract renewal materials provided by the Adviser. Counsel noted that the Independent Trustees had considered such materials in light of the Gartenberg standard as well as criteria either set forth or discussed in the U.S. Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and representatives of the Adviser provided satisfactory responses thereto.

MCN | Madison Covered Call & Equity Strategy Fund | Other Information (unaudited) - concluded | December 31, 2020
In considering the renewal of the Fund’s Investment Advisory Agreement and Administrative Services Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees reached the following conclusions regarding the Fund’s Investment Advisory Agreement and Administrative Services Agreement, among others: (a) the Adviser demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Adviser is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and strategies; (c) the overall investment performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices and benchmarks; (d) the Fund’s advisory fee (and services fee) is reasonable in light of the services received by the Fund from the Adviser and other factors considered; and (e) the Adviser’s investment strategies are appropriate for pursuing the investment objectives of the Fund. Based on the foregoing conclusions, the Board determined that continuation of the Investment Advisory Agreement and Administrative Services Agreement with the Adviser was in the best interests of the Fund and its shareholders.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2020
Trustees and Officers
The address of each Trustee and Officer of the fund is 550 Science Drive, Madison, Wisconsin 53711 as of January 1, 2021.
Interested Trustees and Officers

Name and Age	Position(s) Held and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Trustee
Paul A. Lefurgey[2] 56	Class II Trustee since January 2021; Nominee to serve until 2024 if elected; Vice President, 2012 - Present	Madison Investment Holdings, Inc. (“MIH”), Madison Asset Management, LLC (“Madison”) and Madison Investment Advisors, LLC (“MIA”), CEO, 2017 - Present; Co-Head of Fixed Income, 2019 - 2021; Director of Fixed Income Investments, 2016 - 2019; Executive Director and Head of Fixed Income Investments, 2013 - 2016; Chairman - Executive Committee, 2015 - 2017 Madison Funds (14 mutual funds) and Ultra Series Fund (14 mutual funds), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - 2018	15	Madison Funds (14), March 2020 - Present
Patrick F. Ryan 41	President, March 2020 - Present
MIH, Madison and MIA, Head of Multi-Asset Solutions and Portfolio Manager, 2018 - Present; Co-Head of Multi-Asset Solutions and Portfolio Manager, 2016 - 2017
Madison Funds (14) and Ultra Series Fund (14), March 2020 - Present
			N/A	N/A
Greg D. Hoppe 51	Vice President, March 2020 - Present; Chief Financial Officer, 2019 - Present; Treasurer, 2012 - 2019
MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present
Madison Funds (14) and Ultra Series Fund (14), Vice President, March 2020 - Present,
Chief Financial Officer, 2019 - Present, Treasurer, 2009 - 2019; Madison Strategic Sector Premium Fund, Treasurer, 2009 - 2018
			N/A	N/A
Holly S. Baggot 60	Secretary and Assistant Treasurer, 2012 - Present
MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present
 Madison Funds (14) and Ultra Series Fund (14), Secretary, 1999 - Present, Assistant Treasurer, 1999 - 2007 and 2009 - Present and Anti-Money Laundering Officer, 2019 - 2020; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - 2018
			N/A	N/A
1As of the date of this report, the fund complex consists of the Fund, the Madison Funds with 14 portfolios and the Ultra Series Fund with 14 portfolios, for a grand total of 29 separate portfolios in the fund complex.
2 “Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Fund.

MCN | Madison Covered Call & Equity Strategy Fund | Trustees and Officers - continued | December 31, 2020

Name and Age	Position(s) Held and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Trustee
Steve J. Fredricks 50	Chief Compliance Officer and Assistant Secretary, 2018 - Present
MIH, MIA and Madison, Chief Legal Officer, March 2020 - Present; Chief Compliance Officer, 2018 - Present
Madison Funds (14) and Ultra Series Fund (14), Chief Compliance Officer and Assistant Secretary, 2018 - Present; Madison Strategic Sector Premium Fund, Chief Compliance Officer during 2018
Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 - 2018
			N/A	N/A
Trey D. Edgerle 30	Assistant Secretary, 2017 - Present; Anti-Money Laundering Officer, November 2020 - Present
MIH, MIA and Madison, Senior Mutual Fund and Compliance Associate, 2016 - Present
Madison Funds (14) and Ultra Series Fund (14), Assistant Secretary, 2017 - Present; Anti-Money Laundering Officer, November 2020 - Present; Madison Strategic Sector Premium Fund, Assistant Secretary, 2017 - 2018
U.S. Bancorp, Mutual Fund Compliance Officer, 2013 - 2016
			N/A	N/A

MCN | Madison Covered Call & Equity Strategy Fund | Trustees and Officers - concluded | December 31, 2020

Independent Trustees

Name and Age	Position(s) Held First Elected and Term of Office[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships Held by Trustee
James R. Imhoff, Jr. 76	Class II Trustee, since 2004, to serve until August 2021	First Weber, Inc. (real estate brokers), Madison, WI, Chairman Emeritus, 2021 - Present; Chairman, 2017 - 2020; Chief Executive Officer, 1978 - 2017	1	N/A
Steven P. Riege 66	Class III Trustee, since 2015, to serve until 2023	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	29	Madison Funds (14) and Ultra Series Fund (14), 2005 - Present
Richard E. Struthers 68	Class I Trustee, since 2017, to serve until 2022	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer, 1998 - Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012	29	Madison Funds (14) and Ultra Series Fund (14), 2004 - Present
1A Trustee must retire at the end of the calendar year in which the first of the following two events occurs: (1) he or she attains the age of 76, or (2) he or she has served on the Board for a total of 15 years, subject in the latter case to extension by unanimous vote of the remaining Trustees. In the event a Trustee’s term is extended as described above, following such initial approval, the decision to allow such Trustee to continue to hold office must be unanimously approved at the last regular Trustee meeting of each successive calendar year and shall be effective no longer than the end of the following calendar year. Should any such Trustee fail to receive the requisite unanimous approval, the Trustee shall be considered to have retired as of the last day of the applicable calendar year unless he or she requests an earlier retirement date. For purposes of the policy, the 15-year term limitation shall commence on the later of April 19, 2013 or the date of the Trustee’s initial election or appointment as a trustee. Neither the 15-year term limitation nor the retirement age set forth above apply to Mr. Imhoff, who is scheduled to retire at the close of the next annual shareholder meeting in 2021. The Board may change the mandatory retirement age or the term limitation without the approval of shareholders, subject to the unanimous approval of the full Board.
2As of the date of this report, the fund complex consists of the Fund, the Madison Funds with 14 portfolios and the Ultra Series Fund with 14 portfolios, for a grand total of 29 separate portfolios in the fund complex.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2020
Dividend Reinvestment Plan
Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the “Plan Administrator”), all distributions declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the “Plan”) in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all distributions declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Distribution”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Distribution, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Distribution amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Distribution by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Distribution will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Distribution, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Distribution amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Distribution had been paid in Newly Issued Common Shares on the Distribution payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Distribution amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Distribution amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Distribution will be divided by 95% of the market price on the payment date.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

MCN | Madison Covered Call & Equity Strategy Fund | Dividend Reinvestment Plan - concluded | June 30, 2019
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233, Phone Number: 1-781-575-4523.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2020
Board of Trustees
Richard E. Struthers
James R. Imhoff, Jr.
Steven P. Riege
Officers
Patrick F. Ryan
President
Paul A. Lefurgey
Interested Trustee and Vice President
Greg D. Hoppe
Vice President and Chief Financial Officer
Holly S. Baggot
Secretary and Assistant Treasurer
Steven J. Fredricks
Chief Compliance Officer & Assistant Secretary
Trey D. Edgerle
Assistant Secretary and Anti-Money Laundering Officer
Investment Adviser and Administrator
Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711
Custodian
State Street Bank
Kansas City, Missouri
Transfer Agent
Computershare Investor Services, LLC
Canton, Massachusetts
Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Chicago, Illinois

Question concerning your shares of Madison Covered Call & Equity Strategy Fund?
•If your shares are held in a Brokerage Account, contact your Broker
•If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233
This report is sent to shareholders of Madison Covered Call & Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 368-3195 and is available on the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 368-3195 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
In August 2020, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-PORT, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

madisonfunds.com

Madison Funds®
550 Science Drive
Madison, WI 53711
800.368.3195

Item 2. Code of Ethics.

(a) The Madison Covered Call & Equity Strategy Fund (hereinafter referred to either as the "Trust" or the "Fund") has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was adopted effective January 1, 2013.

(c) During the period covered by this report, registrant did not make any substantive amendments to the Code.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Trust at 800-767-0300 and requesting a copy of the "Madison Covered Call & Equity Strategy Fund Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In August 2020, Richard Struthers, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Fund independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended December 31, 2020 and 2019, respectively were $22,000 ($416,000 including the Madison Funds and Ultra Series Fund, all affiliated investment companies “together, the “Affiliated Funds”) and $22,000 ($483,000 including the Affiliated Funds).

(b) Audit-Related Fees: Not applicable.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $4,337 (budgeted) and $4,253 for the fiscal years ended December 31, 2020, and December 31, 2019, respectively.

(d) All Other Fees. Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

(2) Not applicable.

(f) Not applicable.

(g) Not applicable

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The members of the committee include all the disinterested Trustees of the registrant, namely, Richard Struthers, James Imhoff and Steve Riege.

(b) Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following discloses our current policies and procedures that we use to determine how to vote proxies relating to portfolio securities. Because we manage portfolios for clients in addition to the registrant, the policies and procedures are not specific to the registrant except as indicated.

MADISON ASSET MANAGEMENT, LLC
PROXY VOTING POLICIES AND PROCEDURES
I.INTRODUCTION

In accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Madison Investment Holdings, Inc. and affiliates (“Madison” or the “Firm”) has adopted the following proxy voting policies and procedures (the “Policy”). This Policy applies to Madison and anyone acting on its behalf and at its designation, in connection with the voting of proxies. This Policy consists of the policies, procedures and requirements set forth below and will be periodically reviewed and amended as needed. Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in Madison’s Compliance Manual.

II.DEFINITIONS

Proxy or Proxies as used in this Policy includes the submission of a security holder vote by Proxy instrument, in person at a meeting of security holders or by written consent.

III.POLICY

This Policy applies to Madison and each of its officers and anyone acting on its behalf and at its designation, in connection with the voting of proxies. This Policy consists of the policies, procedures and requirements set forth below and will be periodically reviewed and amended as needed. It is Madison’s general policy to vote Proxies in the best interest of its clients. Accordingly, Madison will vote all Proxies in a manner intended to promote the client’s investment objectives and to maximize investment returns, while following the investment restrictions and policies of each client, generally, as set forth in the governing documents of the relevant client. Madison will typically vote a security's proxy in accordance with the recommendations of that security's Board of Directors' recommendations, including, but not limited to:

•Changes in corporate governance;
•Changes in corporate structure;
•Appointment of auditors;
•Social responsibility programs;
•Compensation plans for executives; and
•Mergers and acquisitions, as applicable.

Madison will typically vote against shareholder proposals; however, Madison seeks the best of interests of its clients, and is not bound by the recommendations of a security's Board of Directors or the recommendations of any third-party proxy research and voting service.

Madison will use the services of an independent third party (e.g. Glass Lewis or Broadridge) for research, recommendations, and voting services. In the use of such services, Madison will typically vote the actual proxies on behalf of its clients. As discussed herein, where there is a material conflict of interest with a client or material conflict of interest with a client's portfolio holdings, Madison will typically defer to the voting recommendations of the third party proxy research provider, and vote that proxy in accordance with the instructions of the third party proxy voting service provider.
In the event Madison has proxies to vote, there may be instances when the Firm refrains from voting a Proxy, such as when Madison determines that the cost of voting the Proxy exceeds the expected benefit to the client and would not be in the client’s best interest. For example, the cost of voting certain foreign proxies may exceed the benefit to clients. Madison cannot anticipate every situation, and certain issues are better handled on a case-by-case basis. Proxy voting decisions are generally made by the relevant Madison Portfolio Management teams with knowledge of the security and coordinated by Madison operations personnel.

In cases where a proxy will not be voted or, as described below, voted against the Board of Directors’ recommendation, Madison’s policy is to make a notation to the file containing the records for such security explaining the Firm’s action or inaction, as the case may be. The majority of clients have elected that Madison vote the proxies on their behalf. The Firm votes client proxies in one of two ways. Proxy votes are either cast through Proxy Edge, a service which provides notification of proxy meetings and establishes voting through their electronic platform, or votes are made through proxyvote.com for those accounts which have not yet been set up on Proxy Edge.

IV.ADMINISTRATION

The CCO will be responsible for the following:

1.Overall compliance with this Policy; and
2.Reviewing and updating the Policy, as appropriate.

V.MATERIAL CONFLICTS OF INTEREST

In the event Madison determines there is or may be a material conflict of interest between Madison and a client or client's portfolio holdings when voting Proxies, Madison will seek to resolve the issue in the best interest of its client. Madison will address such actual or potential material conflicts of interest using one of the following procedures:

1.Madison may vote the Proxy using the established objective policies described herein;
2.Madison may engage a third party to recommend a vote with respect to the Proxy based on application of the policies set forth herein or Madison may bring the Proxy to senior management of the Firm to make a determination; or
3.Madison may employ such other method as is deemed appropriate under the circumstances, given the nature of the conflict.
Although it is not likely, in the event there is a conflict of interest between Madison and a client in connection with a material proxy vote, Madison will typically employ the services of an independent third party proxy services firm to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

In the absence of any conflict, if any member of the relevant Portfolio Management team determines that it would be in the clients’ best interests to vote against management recommendations (or, for Madison Scottsdale, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the management team, or any subcommittee appointed by the management team from among its members, to ratify the decision to stray from the general policy of voting with management. Such ratification need not be in writing.

VI. DISCLOSURES

Madison will make the following disclosures to clients:

1.Upon request by a client, a copy of the Policy; and
2.Upon request by a client, the Proxy voting record for Proxies voted on behalf of the client.

VII. RECORDKEEPING

Madison will keep the following records, if applicable:

1.A copy of the Policy;
2.A copy of each Proxy statement received with respect to client portfolio securities, except when a Proxy statement is available on the SEC’s EDGAR public filing system, Madison may rely on that filing in lieu of keeping its own copy;
3.A record of each Proxy vote cast by Madison on behalf of a client;
4.A record of each Proxy vote Madison refrained from voting on behalf of a client;
5.A copy of any document prepared by Madison that was material to a Proxy voting decision; and
6.A copy of each written client request for information regarding how Madison voted Proxies on behalf of clients and any written response by Madison to any client requests shall be maintained in such client’s file.

Madison has retained the services of Proxy Edge to maintain the records of the proxy votes cast on behalf of clients. To the extent the Firm votes any proxies outside of this service, then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

VIII. AMENDMENTS

This Policy may be amended from time to time by the CCO.

December 2019

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Ray Di Bernardo, CFA is the lead Portfolio Manager for Madison's Covered Call portfolios and Vice President of Madison Investment Holdings, Inc. Ray has more than 25 years of equity management experience and is jointly responsible for the day to day management of the registrant. Prior to joining Madison in 2003 he was an equity analyst at Concord Trust in Chicago, and before that, an equity analyst and co-manager of international and emerging market portfolios at a Toronto-based international equity firm. Ray holds a BA from the University of Western Ontario.

Drew Justman, CFA serves as a Portfolio Manager on Madison’s Covered Call portfolios and Vice President of Madison Investment Holdings, Inc. Drew is jointly responsible for day to day management of the registrant. Prior to joining Madison, he worked with Merrill Lynch. Drew holds a BBA in Finance and Economics and an MS in Finance from the University of Wisconsin. He also graduated from the Applied Security Analysis Program.

(a) (2) Other portfolios managed.

As of the end of the registrant's most recent fiscal year, the portfolio managers were involved in the management of the following accounts:

Ray Di Bernardo:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$80,672,610	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

1 Numbers are approximate.

Drew Justman:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	6	$995,688,414	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	112	$256,866,379	0	$0

1 Numbers are approximate.

Material conflicts of interest that may arise in connection with the manager's management of the Trust's investments and the investments of the other accounts: None identified.

(a) (3) Compensation.

The adviser believes investment professionals should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm. As such, portfolio managers receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below). The manager also participates in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan. The adviser believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

With regard to incentive compensation, the incentive pools are calculated based on revenue from each investment strategy. Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods (measured on a pre-tax basis). Incentive compensation earned is paid out over a two year period, so that if a portfolio manager leaves the employ of the Madison organization, he or she forfeits a percentage of his or her incentive compensation. The purpose of this structured payout is to aid in the retention of investment personnel. All incentive compensation must be approved by the compensation committee.

The incentive compensation pool shared by the members of the firm’s equity management team is based on the performance of the firm’s various equity composites measured against the appropriate index benchmarks. All firm equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics.

There is no difference in terms of the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account for that matter). Instead, compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

(a) (4) Ownership of Securities.

As of December 31, 2020, the portfolio manager beneficially owned the following amounts of the registrant:

Name of Manager	Name of Registrant	Range of Ownership Interest
Ray Di Bernardo	Madison Covered Call & Equity Strategy Fund	None
Drew Justman	Madison Covered Call & Equity Strategy Fund	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) None*

(b) None*

*Note to Item 9: As announced and disclosed in the registrant's prospectus, the registrant maintains a Dividend Reinvestment Plan. The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan's dividend reinvestment requirements.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) State Street serves as securities lending agent for the fund and in that role administers the fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Trust and State Street (the "Securities Lending Agreement").

State Street is compensated for services from its securities lending revenue split, as provided in the Securities Lending Agreement. The table below shows the income each fund earned and the fees and compensation it paid to State Street as securities lending agent in connection with its securities lending activities during the fiscal year ended December 31, 2020.

FUND	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from a Revenue Split	Fees Paid for Cash Collateral Management Services	Rebate (paid to borrower	Aggregate Fees/Compensation Paid by the Fund for Securities Lending Activity	Net Income to the Fund from Securities Lending Activities
Madison Covered Call & Equity Strategy Fund	$9,257	$2,516	$145	$720	$3,381	$5,876

The fund does not pay separate indemnification fees, administration fees, or other fees not reflected above.

or other fees not reflected above.
Item 13. Exhibits.

(a) (1) Code of ethics - See Item 2.

(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act. - Filed herewith.

(3) Not applicable.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Covered Call & Equity Strategy Fund

/s/ Steven J. Fredricks
Steven J. Fredricks, Chief Legal Officer & Chief Compliance Officer

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Patrick F. Ryan
Patrick F. Ryan, Principal Executive Officer

Date: March 5, 2021

/s/ Greg Hoppe
Greg Hoppe, Principal Financial Officer & Principal Accounting Officer

Date: March 5, 2021